EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As Independent public accountants, we hereby consent to the incorporation of our reports dated February 5, 1998, included in this Form 10-K into the Company's previously filed Registration Statements Nos. 33-64622, 33-64624 and 33-76764 on Form S-8.



                                               /s/ ARTHUR ANDERSEN LLP

Portland, Oregon
March 27, 1998